UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 5, 2014
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
INDEX TO EXHIBITS	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014, the Board of Directors of Northrop Grumman Corporation (the “Company”) elected Kenneth L. Bedingfield as Corporate Vice President and Chief Financial Officer (Principal Financial Officer) effective the day after the Company files its Form 10-K for the year ending December 31, 2014.  Mr. Bedingfield has been employed by the Company since 2011.  He is currently the Vice President, Finance, a position he has held since July 2014.   Prior to his current position, Mr. Bedingfield, age 42, served as Vice President and Chief Financial Officer, Aerospace Systems sector; Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer); and Corporate Vice President, Finance.  From 1994 through November 2011, Mr. Bedingfield served in various capacities with KPMG LLP, including as National Client Leader for KPMG’s Aerospace and Defense audit practice since December 2010 and as audit partner since October 2005.
On December 5, 2014, James F. Palmer, Corporate Vice President and Chief Financial Officer (Principal Financial Officer), notified the Company that he will retire from the Company on July 3, 2015.   He will leave his position as Principal Financial Officer effective the day after the Company files it Form 10-K for the year ending December 31, 2014, and remain with the Company as Corporate Vice President until his retirement on July 3, 2015.
In connection with his appointment, Mr. Bedingfield will receive a salary of $700,000 and have a target bonus of 100%.  He will participate in other benefit and compensation plans at levels consistent with his position and scope of responsibility.
A copy of the Company’s press release announcing Mr. Bedingfield’s election as Corporate Vice President and Chief Financial Officer and Mr. Palmer’s retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Kenneth L. Bedingfield Corporate Vice President and Chief Financial Officer; James F. Palmer to Retire in 2015”), dated December 8, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: December 8, 2014

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Kenneth L. Bedingfield Corporate Vice President and Chief Financial Officer; James F. Palmer to Retire in 2015"), dated December 8, 2014

5